UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2012

BIOSTAR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34708	20-8747899
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

No. 588 Shiji Avenue
Xiangyang City, Shaanxi Province
People’s Republic of China 712046
(Address of Principal Executive Office) (Zip Code)

86-029-33686638
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                         Results of Operations and Financial Condition

The registrant hereby incorporates by reference the disclosure made in Item 8.01 below.

Item 8.01                                         Other Events.

On August 3, 2012, Biostar Pharmaceuticals, Inc. (the “Company’) issued a press release relating to receiving government approval to restart sales of its gel capsule products. The press release includes certain financial data relating to the Company’s sales revenue as of the second quarter ended June 30, 2012 which should be considered preliminary. All such financial data presented therein is estimated and is subject to change to reflect any adjustments that are identified before the Company completes its financial statements and files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

Item 9.01                                         Exhibits

99.1              Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Biostar Pharmaceuticals, Inc.

By:	/s/ Zack Pan
Zack Pan, Chief Financial Officer

Date:           August 3, 2012